UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2019

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2019, Liberty Broadband Corporation (the “Company”) announced the following management changes effective as of July 1, 2019.

Mark D. Carleton has been appointed Senior Advisor and will continue to oversee certain of the Company’s significant investments. Mr. Carleton has been Chief Financial Officer since 2016 and has held other senior executive positions with the Company and its predecessors since 2003.  In connection with assuming his new role, Mr. Carleton will no longer serve as Chief Financial Officer of the Company.

Brian Wendling, age 46, assumed the role of Principal Financial Officer of the Company and will oversee all accounting functions at the Company. Mr. Wendling has also been appointed Principal Financial Officer of Qurate Retail, Inc. (“Qurate Retail”), Liberty Media Corporation (“Liberty Media”) and GCI Liberty, Inc. (“GCI Liberty”), effective July 1, 2019.  In addition to his new role as Principal Financial Officer, Mr. Wendling will continue to serve as Senior Vice President and Controller of the Company, Qurate Retail, Liberty Media and GCI Liberty.  Mr. Wendling has served as Senior Vice President and Controller of each of the Company, Qurate Retail and Liberty Media since January 2016 and GCI Liberty since March 2018 and as Senior Vice President of Liberty Expedia Holdings, Inc. since March 2016. He previously served as Vice President and Controller of the Company from October 2014 to December 2015, Liberty Media (including its predecessor) from November 2011 to December 2015 and Qurate Retail from November 2011 to December 2015. Prior thereto, Mr. Wendling held various positions with Liberty Media and Qurate Retail and their predecessors since 1999.  In addition, Mr. Wendling has served as a Senior Vice President and Chief Financial Officer of Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”) since January 2016, and he previously served as Vice President and Controller of Liberty TripAdvisor from August 2014 to December 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2019

LIBERTY BROADBAND CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President